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                           BNY Hamilton Funds, Inc.

                       Supplement dated October 5, 2007
          to Statement of Additional Information dated April 30, 2007

On August 1, 2007, Foreside Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC, acquired BNY Hamilton Distributors, Inc. (the "Distributor"), the distributor for the BNY Hamilton Funds, Inc. (the "Fund"), from The Bisys Group, Inc. (the "Transaction"). Upon completion, the Transaction resulted in a change of control of the Distributor and triggered the automatic termination of the Fund's previous distribution agreement with the Distributor. In anticipation of the Transaction, at a special in-person Board meeting held on July 19, 2007, the Fund's Board of Directors, including a majority of the Independent Directors, approved, among other things, a new distribution agreement with the Distributor, which took effect upon the closing of the Transaction. The new distribution agreement is substantially identical to the Fund's previous form of distribution agreement.